SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                OCTOBER 22, 2003


                              KANSAS CITY SOUTHERN
                              --------------------
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                   44-0663509
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                   Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5.       OTHER EVENTS

On October 22, 2003, Kansas City Southern ("KCS" or "Company") announced that Chancellor William B. Chandler III of the Court of Chancery of the State of Delaware has, in a ruling from the bench, stated his intention to grant KCS' motion seeking a preliminary injunction to preserve the status quo pending resolution of KCS' dispute with Grupo TMM, S.A. ("TMM"), and its subsidiaries TMM Holdings, S.A. de C.V. ("Holdings") and TMM Multimodal, S.A. de C.V. ("Multimodal"). See the Press Release attached hereto as Exhibit 99.1 for further information.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.           DOCUMENT
              (99)                  Additional Exhibits

              99.1 Press Release issued by Kansas City Southern dated October 22, 2003 entitled, "Kansas City Southern Announces Court to grant Preliminary Injunction Against TMM," is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Kansas City Southern


Date: October 23, 2003                   By:     /S/ LOUIS G. VAN HORN
                                            ----------------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)

EXHIBIT 99.1



    DATE:             OCTOBER 22, 2003

    CONTACT:          William H. Galligan                 Phone: 816/983-1551
                      william.h.galligan@kcsr.com


                         KANSAS CITY SOUTHERN ANNOUNCES
                      COURT TO GRANT PRELIMINARY INJUNCTION
                                   AGAINST TMM

     Kansas City Southern (KCS)(NYSE: KSU) announced this afternoon that Chancellor William B. Chandler III of the Court of Chancery of the State of Delaware has, in a ruling from the bench, stated his intention to grant KCS' motion seeking a preliminary injunction to preserve the status quo pending resolution of KCS' dispute with Grupo TMM, S.A. ("TMM"), and its subsidiaries TMM Holdings, S.A. de C.V. ("Holdings") and TMM Multimodal, S.A. de C.V. ("Multimodal"). In his ruling, Chancellor Chandler stated that he would issue a written order enjoining TMM, Holdings and Multimodal from taking any action in violation of the terms of the April 20, 2003 Acquisition Agreement pending resolution of the dispute between KCS, TMM, Holdings and Multimodal in accordance with the terms of the dispute resolution procedures set forth in the Acquisition Agreement. KCS expects the written ruling to be issued by the Court within the next few days. In accordance with the terms of the Acquisition Agreement, KCS will initiate arbitration to resolve the dispute as soon as possible following the expiration of the 60-day informal negotiation period called for under the Acquisition Agreement. That period commenced on August 29, 2003 with KCS' delivery of its notice of dispute to TMM, Holdings and Multimodal. The arbitration will be held in New York, New York and will be governed by Delaware law and the rules of the American Arbitration Association.

     KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.

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